Exhibit 99.1

CONTACT: Rob Seelig (603) 640-2212

WHITE MOUNTAINS REPORTS THIRD QUARTER RESULTS

HAMILTON, Bermuda (November 5, 2026) - White Mountains Insurance Group, Ltd. (NYSE: WTM) reported book value per share of $2,243 as of September 30, 2026, a decrease of 1% for the third quarter of 2026 and an increase of 3% for the first nine months of 2026, including dividends.

Liam Caffrey, CEO, commented, “Book value per share was down 1% in the quarter. Higher interest rates and a lower share price at MediaAlpha drove unrealized investment losses, which offset an otherwise solid quarter for operating results. Ark produced a 75% combined ratio and $386 million of gross written premiums, leading to strong growth in tangible book value. Kudu grew adjusted EBITDA, but its trailing 12 months return on equity declined to 8% as higher interest rates reduced the fair value of its portfolio. HG Global generated a record $19 million of gross written premiums in the quarter, but book value returns were negatively impacted by higher interest rates. Distinguished had a solid quarter, growing both managed premiums and ScaleCo adjusted EBITDA. WTM Partners experienced good top and bottom-line growth. MediaAlpha's share price declined 24% in the quarter, producing $54 million of mark-to-market losses for our remaining position. Our consolidated investment portfolio, excluding MediaAlpha, was flat overall, with fixed income weighing down the result. Undeployed capital remains at roughly $0.8 billion.”

Comprehensive income (loss) attributable to common shareholders was $(39) million and $134 million in the third quarter and first nine months of 2026 compared to $114 million and $272 million in the third quarter and first nine months of 2025. Results in the third quarter and first nine months of 2026 included $(69) million and $92 million of net realized and unrealized investment gains (losses) compared to $76 million and $250 million in the third quarter and first nine months of 2025. Results in the third quarter and first nine months of 2026 also included $(54) million and $(60) million of unrealized investment gains (losses) from White Mountains’s investment in MediaAlpha compared to $8 million and $2 million in the third quarter and first nine months of 2025.

Ark/WM Outrigger

Ark’s combined ratio was 75% and 83% in the third quarter and first nine months of 2026 compared to 76% and 84% in the third quarter and first nine months of 2025. Ark’s combined ratio in the third quarter and first nine months of 2026 included two points and four points of catastrophe losses, driven primarily by losses related to the war in Iran. This compares to minimal catastrophe losses in the third quarter of 2025 and seven points of catastrophe losses in the first nine months of 2025, driven primarily by losses related to the California wildfires. Ark’s combined ratio included four points and five points of net favorable prior year development in the third quarter and first nine months of 2026, driven primarily by the property and specialty lines of business. This compares to zero points and five points of net favorable prior year development in the third quarter and first nine months of 2025, also driven primarily by the property and specialty lines of business.

Ark has ongoing exposure to the war in Iran, primarily through the specialty and marine & energy lines of business. In the third quarter and first nine months of 2026, Ark recorded estimated losses of $10 million and $52 million (net of reinsurance and reinstatement premiums) related to the war.

Hurricane Isaias made U.S. landfall in October 2026. Ark does not expect its losses related to the storm to be significant.

Ark reported gross written premiums of $386 million and $2,254 million, net written premiums of $338 million and $1,466 million and net earned premiums of $510 million and $1,256 million in the third quarter and first nine months of 2026 compared to gross written premiums of $366 million and $2,289 million, net written premiums of $283 million and $1,510 million and net earned premiums of $499 million and $1,202 million in the third quarter and first nine months of 2025. The increase in gross written premiums in the third quarter of 2026 was driven primarily by a change in the timing of recognition of certain delegated authority business as well as growth in the specialty and accident & health lines of business, partially offset by reduced writings in property as a result of softening market conditions. The timing of recognition of certain delegated authority business had no impact on the timing of recognition of Ark’s earned premiums. The decrease in gross written premiums in the first nine months of 2026 was driven primarily by reduced writings in property as a result of the softening market conditions, partially offset by growth in the specialty, casualty and accident & health lines of business.

Ark reported pre-tax income of $64 million and $149 million in the third quarter and first nine months of 2026 compared to $97 million and $240 million in the third quarter and first nine months of 2025. Ark’s results included net realized and unrealized investment gains (losses) of $(40) million and $(43) million in the third quarter and first nine months of 2026 compared to $18 million and $99 million in the third quarter and first nine months of 2025.

Ark reported book value of $1,673 million as of September 30, 2026, an increase of 4% in the third quarter of 2026 and 8% in the first nine months of 2026, including dividends. Ark reported tangible book value of $1,825 million as of September 30, 2026, an increase of 5% in the third quarter of 2026 and 12% in the first nine months of 2026, including dividends. Ark’s book value includes goodwill and other intangible assets, net of tax, and White Mountains’s contingent consideration liability, which are excluded from Ark’s tangible book value.

Ian Beaton, CEO of Ark, said, “We have enjoyed good results for the first three quarters of 2026. Ark's combined ratio was 75% for the third quarter and 83% year to date, both one point better than prior year. Gross written premiums were $2.3 billion year to date, slightly down year-over-year as growth in specialty and other classes was offset by continued headwinds in the property market.”

During the fourth quarter of 2025, Ark renewed Outrigger Re Ltd. for the 2026 underwriting year, but WM Outrigger Re did not participate. Accordingly, WM Outrigger Re’s results are not material to White Mountains’s consolidated financial statements for the third quarter and first nine months of 2026.

Kudu

Kudu reported total revenues of $(5) million, pre-tax loss of $15 million and adjusted EBITDA of $18 million in the third quarter of 2026 compared to total revenues of $54 million, pre-tax income of $44 million and adjusted EBITDA of $15 million in the third quarter of 2025. Total revenues, pre-tax income (loss) and adjusted EBITDA included $21 million of net investment income in the third quarter of 2026 compared to $18 million in the third quarter of 2025. Total revenues and pre-tax income (loss) also included $(26) million of net realized and unrealized investment gains (losses) in the third quarter of 2026 compared to $36 million in the third quarter of 2025. The decrease in net realized and unrealized investment gains was driven by a decrease in the fair value of Kudu’s participation contracts, primarily due to the impact of higher interest rates on discount rates, partially offset by growth in assets under management at several managers. On a trailing 12 months basis, return on equity was 8% as of September 30, 2026, down from 15% as of June 30, 2026, primarily due to lower unrealized investment gains.

Kudu reported total revenues of $127 million, pre-tax income of $93 million and adjusted EBITDA of $50 million in the first nine months of 2026 compared to total revenues of $139 million, pre-tax income of $108 million and adjusted EBITDA of $47 million in the first nine months of 2025. Total revenues, pre-tax income and adjusted EBITDA included $61 million of net investment income in the first nine months of 2026 compared to $57 million in the first nine months of 2025. Total revenues and pre-tax income also included $66 million of net realized and unrealized investment gains in the first nine months of 2026 compared to $81 million in the first nine months of 2025. The decrease in net realized and unrealized investment gains was driven primarily by the impact of higher interest rates on discount rates and foreign currency movements on the fair value of Kudu’s participation contracts, partially offset by step-ups in valuation related to certain sale transactions.

Rob Jakacki, CEO of Kudu, said, “The fair value of our portfolio was down 2% in the quarter as interest rates spiked; however, our underlying portfolio fundamentals remain sound, supported by the continued strength and resilience of our partner firms. Trailing 12 months adjusted EBITDA grew to $69 million, aided by two new acquisitions this year. We remain focused on disciplined capital deployment, prudent portfolio management and positioning the business to capitalize on opportunities in the marketplace.”

HG Global

HG Global reported gross written premiums of $19 million and $39 million and earned premiums of $9 million and $24 million in the third quarter and first nine months of 2026 compared to gross written premiums of $16 million and $42 million and earned premiums of $8 million and $23 million in the third quarter and first nine months of 2025. HG Global’s total par value of policies assumed was $929 million and $2,264 million in the third quarter and first nine months of 2026 compared to $850 million and $2,208 million in the third quarter and first nine months of 2025. HG Global’s total gross pricing was 208 and 170 basis points in the third quarter and first nine months of 2026 compared to 187 and 189 basis points in the third quarter and first nine months of 2025.

HG Global reported pre-tax income (loss) of $(28) million and $(7) million in the third quarter and first nine months of 2026 compared to $22 million and $64 million in the third quarter and first nine months of 2025. HG Global’s results included net realized and unrealized investment gains (losses) of $(29) million and $(36) million in the third quarter and first nine months of 2026 compared to $7 million and $20 million in the third quarter and first nine months of 2025. Investment losses in the third quarter and first nine months of 2026 were driven by the impact of higher interest rates leading to unrealized losses on HG Global’s fixed income portfolio.

The fair value of the BAM surplus notes decreased to $336 million as of September 30, 2026 compared to $353 million as of June 30, 2026. The decrease was driven by a $16 million decrease in fair value and an $8 million cash payment of principal and interest, partially offset by $7 million of accrued interest. The decrease in fair value was driven primarily by the impact of higher interest rates on the discount rate.

Kevin Pearson, President of HG Global, said, “HG Global had a record third quarter for production with gross written premiums of $19 million, up 21% year-over-year, driven primarily by performance in the primary market. The spike in interest rates resulted in $29 million of unrealized investment losses and a decrease in the fair value of the BAM surplus notes, but the underlying fundamentals of these assets remain unchanged.”

We encourage you to read BAM’s third quarter statutory financial statements and operating supplement, which will be available on BAM’s website at https://bambonds.com/about-bam/credit-rating-and-financial-information/.

Distinguished

Distinguished reported managed premiums of $159 million and $480 million, commission and fee revenues of $55 million and $151 million, pre-tax loss of $13 million and $41 million and ScaleCo adjusted EBITDA of $5 million and $22 million for the third quarter and first nine months of 2026. Distinguished reported managed premiums of $43 million, commission and fee revenues of $14 million, pre-tax loss of $3 million and ScaleCo adjusted EBITDA of $1 million for the period from September 2, 2025 through September 30, 2025. On a trailing 12 months basis, Distinguished reported managed premiums of $625 million and ScaleCo adjusted EBITDA of $30 million.

Jason Rotman, President of Distinguished, said “We had another solid quarter. On a trailing 12 months basis, managed premiums grew 5% quarter-over-quarter to a new high of $625 million, and ScaleCo adjusted EBITDA grew 5% to $30 million. We enjoyed particularly strong growth in our environmental and surety programs, partially offset by continued headwinds in our umbrella program. GrowthCo continues to mature nicely, and the pipeline of new opportunities remains robust.”

WTM Partners

WTM Partners reported total revenues of $107 million and $243 million, pre-tax income of $1 million and $3 million and adjusted EBITDA of $9 million and $19 million in the third quarter and first nine months of 2026 compared to total revenues of $54 million and $97 million, pre-tax loss of $1 million and $3 million and adjusted EBITDA of $2 million and $4 million in the third quarter and first nine months of 2025. The increases were driven primarily by organic growth at Enterprise Solutions and the acquisitions of Basesix and Hawkeye Electric in the second quarter of 2026.

John Daly, CEO of WTM Partners, said “WTM Partners had a solid quarter generating $9 million of adjusted EBITDA. Enterprise Solutions, including recently acquired Hawkeye Electric, generated solid growth and made good progress on integration initiatives. Our other recent acquisition, low voltage systems integration platform Basesix, has performed ahead of expectations. We have roughly $200 million of equity capital deployed into these businesses and are working an active pipeline of new platform and tuck-in opportunities.”

MediaAlpha

As of September 30, 2026, White Mountains owned 17.9 million shares of MediaAlpha, representing a 29% basic ownership interest based on the total class A and class B common shares outstanding. As of September 30, 2026, MediaAlpha’s share price was $9.57 per share, which decreased from $12.57 per share as of June 30, 2026. The carrying value of White Mountains’s investment in MediaAlpha was $171 million as of September 30, 2026 compared to $225 million as of June 30, 2026.

On November 4, 2026, White Mountains agreed to sell 5.5 million shares of MediaAlpha for $13.90 per share. White Mountains will own 12.4 million shares of MediaAlpha after the sale, representing a 21% ownership interest based on the class A and class B common shares outstanding as of October 26, 2026. At this level of ownership, each $1.00 per share increase or decrease in the share price of MediaAlpha will result in an approximate $5.00 per share increase or decrease in White Mountains’s book value per share.

We encourage you to read MediaAlpha’s third quarter earnings release and related shareholder letter, which are available on MediaAlpha’s investor relations website at https://investors.mediaalpha.com.

Other Operations

White Mountains’s Other Operations reported pre-tax income (loss) of $(33) million and $5 million in the third quarter and first nine months of 2026 compared to $(24) million and $(45) million in the third quarter and first nine months of 2025. The results of White Mountains’s Other Operations for the third quarter of 2026 were largely driven by the decline in MediaAlpha’s share price. Unrealized investment gains (losses) from White Mountains’s investment in MediaAlpha were $(54) million and $(60) million in the third quarter and first nine months of 2026 compared to $8 million and $2 million in the third quarter and first nine months of 2025. Excluding MediaAlpha, net realized and unrealized investment gains were $25 million and $105 million in the third quarter and first nine months of 2026 compared to $15 million and $50 million in the third quarter and first nine months of 2025. Net investment income was $14 million and $43 million in the third quarter and first nine months of 2026 compared to $6 million and $25 million in the third quarter and first nine months of 2025. White Mountains’s Other Operations reported general and administrative expenses of $28 million and $118 million in the third quarter and first nine months of 2026 compared to $66 million and $170 million in the third quarter and first nine months of 2025. The decrease in general and administrative expenses in the third quarter and first nine months of 2026 was driven primarily by lower incentive compensation costs and loss and loss adjustment expenses in 2026 compared to 2025.

Share Repurchases

In the first nine months of 2026, White Mountains repurchased and retired 103,827 of its common shares for $217 million at an average share price of $2,088.39, or 93% of White Mountains’s September 30, 2026 book value per share. Share repurchases in the third quarter of 2026 were minimal.

Investments

The total consolidated portfolio return was -0.6% in the third quarter of 2026. Excluding MediaAlpha, the total consolidated portfolio return was flat in the third quarter of 2026. The total consolidated portfolio return was 2.1% in the third quarter of 2025. Excluding MediaAlpha, the total consolidated portfolio return was 2.0% in the third quarter of 2025.

The total consolidated portfolio return was 3.0% in the first nine months of 2026. Excluding MediaAlpha, the total consolidated portfolio return was 3.9% in the first nine months of 2026. The total consolidated portfolio return was 6.6% in the first nine months of 2025. Excluding MediaAlpha, the total consolidated portfolio return was 6.8% in the first nine months of 2025.

Mark Plourde, President of White Mountains Advisors, said, “Excluding MediaAlpha, the total portfolio was flat in the quarter. Results were impacted by mark-to-market losses due to rising interest rates, offset by net investment income. Our short duration fixed income portfolio returned -0.7%, ahead of the Bloomberg Intermediate Aggregate Index return of -2.6%. Excluding MediaAlpha, the equity portfolio returned 0.8%, behind the S&P 500 Index return of 2.3%. Equity results were driven by lower relative returns from our market neutral positions and certain other long-term investments.”

Additional Information

White Mountains is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange under the symbol WTM and the Bermuda Stock Exchange under the symbol WTM.BH. Additional financial information and other items of interest are available at the Company’s website located at www.whitemountains.com. White Mountains expects to file its Form 10-Q today with the Securities and Exchange Commission and urges shareholders to refer to that document for more complete information concerning its financial results.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(millions)
(Unaudited)

	September 30, 2026	December 31, 2025	September 30, 2025
Assets
P&C Insurance and Reinsurance (Ark/WM Outrigger)
Fixed maturity investments	$1,971.4	$1,917.9	$1,834.6
Common equity securities	345.0	452.3	437.6
Short-term investments	633.1	866.6	745.4
Other long-term investments	868.0	689.7	676.5
Total investments	3,817.5	3,926.5	3,694.1
Cash (restricted $28.6, $1.1, $8.0)	129.7	104.8	289.9
Reinsurance recoverables	1,076.1	836.1	924.8
Insurance premiums receivable	1,222.1	848.4	1,149.7
Deferred acquisition costs	264.8	211.1	281.2
Goodwill and other intangible assets	292.5	292.5	292.5
Other assets	344.6	134.7	164.6
Total P&C Insurance and Reinsurance assets	7,147.3	6,354.1	6,796.8
Asset Management (Kudu)
Short-term investments	120.9	21.9	24.6
Other long-term investments	1,319.1	1,291.4	1,214.4
Total investments	1,440.0	1,313.3	1,239.0
Cash	1.0	34.5	4.8
Accrued investment income	22.0	25.3	24.2
Goodwill and other intangible assets	7.6	7.7	7.7
Other assets	7.6	21.5	23.1
Total Asset Management assets	1,478.2	1,402.3	1,298.8
Financial Guarantee (HG Global)
Fixed maturity investments	707.6	693.4	686.5
Short-term investments	40.7	90.8	56.2
Total investments	748.3	784.2	742.7
Cash	.6	.1	.2
BAM surplus notes, at fair value	335.5	339.0	396.2
Insurance premiums receivable	13.6	11.4	7.7
Deferred acquisition costs	102.0	96.9	93.2
Other assets	5.7	5.2	26.1
Total Financial Guarantee assets	1,205.7	1,236.8	1,266.1
Specialty Insurance Distribution (Distinguished)
Short-term investments	70.6	94.0	62.6
Total investments	70.6	94.0	62.6
Cash (restricted $3.8, $0.1, $0.4)	4.3	2.7	1.5
Premiums, commissions and fees receivable	52.2	45.7	42.2
Goodwill and other intangible assets	558.7	577.7	595.4
Other assets	35.1	15.3	12.0
Total Specialty Insurance Distribution assets	720.9	735.4	713.7
Services, Industrial and Consumer (WTM Partners)
Short-term investments, at fair value	.6	.5	.5
Total investments	.6	.5	.5
Cash	10.2	4.4	4.8
Accounts receivable	88.7	39.5	35.7
Contract assets	37.1	17.8	19.0
Goodwill and other intangible assets	262.7	91.5	92.8
Other assets	42.2	28.7	29.2
Total Services, Industrial and Consumer assets	441.5	182.4	182.0
Other Operations
Fixed maturity investments	361.8	159.2	159.6
Common equity securities	204.0	30.7	—
Investment in MediaAlpha	170.9	231.2	203.2
Short-term investments	236.8	806.9	198.6
Other long-term investments	1,230.4	977.4	698.3
Total investments	2,203.9	2,205.4	1,259.7
Cash	21.2	38.4	36.2
Goodwill and other intangible assets	47.9	50.8	61.5
Other assets	91.1	95.9	62.6
Assets held for sale - Bamboo Group	—	—	662.0
Assets held for sale - Other	4.9	5.0	6.2
Total Other Operations assets	2,369.0	2,395.5	2,088.2
Total assets	$13,362.6	$12,306.5	$12,345.6

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
(millions)
(Unaudited)

	September 30, 2026	December 31, 2025	September 30, 2025
Liabilities
P&C Insurance and Reinsurance (Ark/WM Outrigger)
Loss and loss adjustment expense reserves	$2,747.4	$2,481.0	$2,477.9
Unearned insurance premiums	1,427.4	1,026.1	1,427.6
Debt	159.0	159.7	159.7
Reinsurance payable	492.3	286.2	404.7
Contingent consideration	400.0	328.3	229.5
Other liabilities	233.7	247.2	249.0
Total P&C Insurance and Reinsurance liabilities	5,459.8	4,528.5	$4,948.4
Asset Management (Kudu)
Debt	350.9	350.4	274.3
Other liabilities	122.6	96.5	85.0
Total Asset Management liabilities	473.5	446.9	359.3
Financial Guarantee (HG Global)
Unearned insurance premiums	342.5	327.9	316.3
Debt	197.4	147.8	147.7
Other liabilities	26.7	23.8	24.5
Total Financial Guarantee liabilities	566.6	499.5	488.5
Specialty Insurance Distribution (Distinguished)
Debt	140.9	140.8	148.7
Premiums and commissions payable	87.9	81.3	67.9
Other liabilities	88.6	85.0	59.4
Total Specialty Insurance Distribution liabilities	317.4	307.1	276.0
Services, Industrial and Consumer (WTM Partners)
Debt	63.1	19.4	15.6
Contract liabilities	43.2	24.8	23.1
Other liabilities	87.3	47.2	52.3
Total Services, Industrial and Consumer liabilities	193.6	91.4	91.0
Other Operations
Debt	17.3	18.9	19.8
Accrued incentive compensation	55.4	100.1	72.8
Other liabilities	49.0	55.4	56.1
Liabilities held for sale - Bamboo Group	—	—	312.3
Liabilities held for sale - Other	3.7	3.6	4.3
Total Other Operations liabilities	125.4	178.0	465.3
Total liabilities	7,136.3	6,051.4	6,628.5
Redeemable noncontrolling interests	131.5	131.5	132.4
Equity
White Mountains’s common shareholders’ equity
White Mountains’s common shares and paid-in surplus	574.7	579.0	584.6
Retained earnings	4,777.1	4,845.6	4,183.0
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains (losses) from foreign currency translation	1.3	.8	—
Total White Mountains’s common shareholders’ equity	5,353.1	5,425.4	4,767.6
Nonredeemable noncontrolling interests	741.7	698.2	817.1
Total equity	6,094.8	6,123.6	5,584.7
Total liabilities, redeemable noncontrolling interests and equity	$13,362.6	$12,306.5	$12,345.6

WHITE MOUNTAINS INSURANCE GROUP, LTD.
BOOK VALUE PER SHARE
(Unaudited)

	September 30, 2026	June 30, 2026	December 31, 2025	September 30, 2025
Book value per share numerator (in millions):
White Mountains’s common shareholders’ equity	$5,353.1	$5,388.3	$5,425.4	$4,767.6
Book value per share denominator (in thousands):
Common shares outstanding	2,386.8	2,386.7	2,479.7	2,575.2

Book value per share	$2,242.76	$2,257.60	$2,187.97	$1,851.33

Quarter-to-date change in book value per share, including dividends:	(0.7)%	4.1%	18.2%	2.6%
Year-to-date change in book value per share, including dividends:	2.6%	3.2%	25.4%	6.1%

Year-to-date dividends per share	$1.00	$1.00	$1.00	$1.00

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
P&C Insurance and Reinsurance (Ark/WM Outrigger)
Earned insurance premiums	$508.8	$542.2	$1,258.8	$1,264.4
Net investment income	27.8	27.2	84.5	77.0
Net realized and unrealized investment gains (losses)	(40.3)	17.8	(42.7)	98.4
Other revenues	4.5	2.3	16.1	10.8
Total P&C Insurance and Reinsurance revenues	500.8	589.5	1,316.7	1,450.6
Asset Management (Kudu)
Net investment income	20.7	18.0	60.5	56.7
Net realized and unrealized investment gains (losses)	(25.7)	36.1	66.0	80.9
Other revenues	—	.3	.4	1.0
Total Asset Management revenues	(5.0)	54.4	126.9	138.6
Financial Guarantee (HG Global)
Earned insurance premiums	8.6	7.5	24.0	22.8
Net investment income	7.9	7.0	23.4	19.8
Net realized and unrealized investment gains (losses)	(28.8)	7.2	(36.0)	20.3
Interest income from BAM surplus notes	6.8	7.5	20.6	22.5
Change in fair value of BAM surplus notes	(16.1)	—	(16.1)	—
Other revenues	.1	.1	.2	.2
Total Financial Guarantee revenues	(21.5)	29.3	16.1	85.6
Specialty Insurance Distribution (Distinguished)
Commission and fee revenues	55.2	14.1	151.4	14.1
Other revenues	.8	.2	2.3	.2
Total Specialty Insurance Distribution revenues	56.0	14.3	153.7	14.3
Services, Industrial and Consumer (WTM Partners)
Product and service revenues	106.8	54.0	243.3	96.8
Total Services, Industrial and Consumer revenues	106.8	54.0	243.3	96.8
P&C Insurance Distribution (Bamboo)
Commission and fee revenues	—	63.9	—	167.2
Earned insurance premiums	—	5.2	—	21.7
Other revenues	—	2.3	—	6.4
Total P&C Insurance Distribution revenues	—	71.4	—	195.3
Other Operations
Net investment income	13.5	6.2	42.5	24.5
Net realized and unrealized investment gains (losses)	25.4	14.9	104.7	49.5
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	(53.6)	7.7	(60.4)	1.6
Product and service revenues	14.3	14.8	41.8	41.9
Net gain on sale of the Bamboo Group	—	—	2.4	—
Other revenues	4.4	7.7	15.8	32.5
Total Other Operations revenues	4.0	51.3	146.8	150.0
Total revenues	$641.1	$864.2	$2,003.5	$2,131.2

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Expenses:
P&C Insurance and Reinsurance (Ark/WM Outrigger)
Loss and loss adjustment expenses	$230.1	$254.6	$612.4	$652.1
Insurance acquisition expenses	113.1	106.8	315.6	287.5
General and administrative expenses	59.5	61.7	151.4	154.1
Change in fair value of contingent consideration	30.0	36.1	71.7	74.2
Interest expense	4.2	4.4	12.4	12.9
Total P&C Insurance and Reinsurance expenses	436.9	463.6	1,163.5	1,180.8
Asset Management (Kudu)
General and administrative expenses	2.9	4.7	11.8	12.3
Interest expense	7.4	6.1	21.7	18.6
Total Asset Management expenses	10.3	10.8	33.5	30.9
Financial Guarantee (HG Global)
Insurance acquisition expenses	2.1	2.0	6.3	5.9
General and administrative expenses	.4	1.0	5.3	2.6
Interest expense	3.8	4.3	11.1	13.4
Total Financial Guarantee expenses	6.3	7.3	22.7	21.9
Specialty Insurance Distribution (Distinguished)
Broker commission expenses	22.0	5.5	62.5	5.5
General and administrative expenses	43.3	10.2	121.5	10.2
Interest expense	3.4	1.3	10.5	1.3
Total Specialty Insurance Distribution expenses	68.7	17.0	194.5	17.0
Services, Industrial and Consumer (WTM Partners)
Cost of sales	84.1	47.1	192.8	82.3
General and administrative expenses	20.1	7.8	45.4	17.2
Interest expense	1.2	.3	2.1	.6
Total Services, Industrial and Consumer expenses	105.4	55.2	240.3	100.1
P&C Insurance Distribution (Bamboo)
Broker commission expenses	—	21.5	—	56.8
Loss and loss adjustment expenses	—	3.3	—	15.9
Insurance acquisition expenses	—	2.0	—	8.0
General and administrative expenses	—	26.8	—	69.4
Interest expense	—	2.8	—	7.8
Total P&C Insurance Distribution expenses	—	56.4	—	157.9
Other Operations
Cost of sales	7.7	8.2	21.8	22.9
General and administrative expenses	28.3	66.2	117.9	170.3
Interest expense	.7	.7	2.0	1.7
Total Other Operations expenses	36.7	75.1	141.7	194.9
Total expenses	664.3	685.4	1,796.2	1,703.5
Pre-tax income (loss)	(23.2)	178.8	207.3	427.7
Income tax (expense) benefit	(6.4)	(17.1)	(32.0)	(39.6)
Net income (loss)	(29.6)	161.7	175.3	388.1
Net (income) loss attributable to noncontrolling interests	(9.4)	(47.9)	(42.0)	(117.5)
Net income (loss) attributable to White Mountains’s common shareholders	$(39.0)	$113.8	$133.3	$270.6

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income (loss) attributable to White Mountains’s common shareholders	$(39.0)	$113.8	$133.3	$270.6
Other comprehensive income (loss), net of tax	.1	(.6)	.6	2.5
Comprehensive income (loss)	(38.9)	113.2	133.9	273.1
Other comprehensive (income) loss attributable to noncontrolling interests	(.1)	.3	(.1)	(.8)
Comprehensive income (loss) attributable to White Mountains’s common shareholders	$(39.0)	$113.5	$133.8	$272.3

WHITE MOUNTAINS INSURANCE GROUP, LTD.
EARNINGS PER SHARE
(Unaudited)

Earnings (loss) per share attributable to White Mountains’s common shareholders	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Basic earnings (loss) per share	$(17.71)	$44.18	$50.62	$105.18
Diluted earnings (loss) per share	$(17.71)	$44.18	$50.62	$105.18
Dividends declared and paid per White Mountains’s common share	$—	$—	$1.00	$1.00

WHITE MOUNTAINS INSURANCE GROUP, LTD.
QTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS)
(millions)
(Unaudited)

For the Three Months Ended September 30, 2026	Ark/WM Outrigger
	Ark	WM Outrigger Re	Kudu	HG Global	Distinguished	WTM Partners	Other Operations	Total
Revenues:
Earned insurance premiums (1)	$509.6	$(.8)	$—	$8.6	$—	$—	$.3	$517.7
Net investment income (2)	27.2	.6	20.7	7.9	.7	—	13.5	70.6
Net realized and unrealized investment gains (losses)	(40.3)	—	(25.7)	(28.8)	—	—	25.4	(69.4)
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	—	—	—	—	—	—	(53.6)	(53.6)
Interest income from BAM surplus notes	—	—	—	6.8	—	—	—	6.8
Change in fair value of BAM surplus notes	—	—	—	(16.1)	—	—	—	(16.1)
Commission and fee revenues (1)	—	—	—	—	55.2	—	4.1	59.3
Product and services revenues	—	—	—	—	—	106.8	14.3	121.1
Other revenues (1) (2)	4.5	—	—	.1	.1	—	—	4.7
Total revenues	501.0	(.2)	(5.0)	(21.5)	56.0	106.8	4.0	641.1
Expenses:
Loss and loss adjustment expenses (3)	230.1	—	—	—	—	—	.3	230.4
Insurance acquisition expenses (3)	113.4	(.3)	—	2.1	—	—	.1	115.3
Cost of sales	—	—	—	—	—	84.1	7.7	91.8
Broker commission expenses	—	—	—	—	22.0	—	—	22.0
Amortization of other intangible assets (4)	—	—	—	—	6.4	5.1	1.0	12.5
General and administrative expenses (3) (4) (5)	59.5	—	2.9	.4	36.9	15.0	26.9	141.6
Change in fair value of contingent consideration	30.0	—	—	—	—	—	—	30.0
Interest expense	4.2	—	7.4	3.8	3.4	1.2	.7	20.7
Total expenses	437.2	(.3)	10.3	6.3	68.7	105.4	36.7	664.3
Pre-tax income (loss)	$63.8	$.1	$(15.3)	$(27.8)	$(12.7)	$1.4	$(32.7)	$(23.2)
(1) Other Operations’s earned insurance premiums and commission and fee revenues are included in other revenues in the consolidated statement of operations.
(2) Distinguished’s net investment income is included in other revenues in the consolidated statement of operations.
(3) Other Operations’s loss and loss adjustment expenses and insurance acquisition expenses are included in general and administrative expenses in the consolidated statement of operations.
(4) Amortization of other intangible assets is included in general and administrative expenses in the consolidated statement of operations.
(5) Ark’s general and administrative expenses include $40.4 of other underwriting expenses.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
QTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS) (CONTINUED)
(millions)
(Unaudited)

For the Three Months Ended September 30, 2025	Ark/WM Outrigger
	Ark	WM Outrigger Re	Kudu	HG Global	Distinguished (1)	WTM Partners	Bamboo	Other Operations	Total
Revenues:
Earned insurance premiums (2)	$498.6	$43.6	$—	$7.5	$—	$—	$5.2	$2.9	$557.8
Net investment income (3)	24.8	2.4	18.0	7.0	.2	—	.6	6.2	59.2
Net realized and unrealized investment gains (losses) (3)	17.8	—	36.1	7.2	—	—	.2	14.9	76.2
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	—	—	—	—	—	—	—	7.7	7.7
Interest income from BAM surplus notes	—	—	—	7.5	—	—	—	—	7.5
Commission and fee revenues (2)	—	—	—	—	14.1	—	63.9	4.3	82.3
Product and services revenues	—	—	—	—	—	54.0	—	14.8	68.8
Other revenues (2) (3)	2.3	—	.3	.1	—	—	1.5	.5	4.7
Total revenues	543.5	46.0	54.4	29.3	14.3	54.0	71.4	51.3	864.2
Expenses:
Loss and loss adjustment expenses (4)	252.4	2.2	—	—	—	—	3.3	.6	258.5
Insurance acquisition expenses (4)	92.4	14.4	—	2.0	—	—	2.0	1.0	111.8
Cost of sales	—	—	—	—	—	47.1	—	8.2	55.3
Broker commission expenses	—	—	—	—	5.5	—	21.5	—	27.0
Amortization of other intangible assets (5)	—	—	—	—	—	2.5	4.0	1.3	7.8
General and administrative expenses (4) (5) (6)	61.7	—	4.7	1.0	10.2	5.3	22.8	63.3	169.0
Change in fair value of contingent consideration	36.1	—	—	—	—	—	—	—	36.1
Interest expense	4.4	—	6.1	4.3	1.3	.3	2.8	.7	19.9
Total expenses	447.0	16.6	10.8	7.3	17.0	55.2	56.4	75.1	685.4
Pre-tax income (loss)	$96.5	$29.4	$43.6	$22.0	$(2.7)	$(1.2)	$15.0	$(23.8)	$178.8
(1) Distinguished’s results are from September 2, 2025, the date of acquisition, through September 30, 2025.
(2) Other Operations’s earned insurance premiums and commission and fee revenues are included in other revenues in the consolidated statement of operations.
(3) Net investment income and net realized and unrealized investment gains (losses) for both Distinguished and Bamboo are included in other revenues in the consolidated statement of operations.
(4) Other Operations’s loss and loss adjustment expenses and insurance acquisition expenses are included in general and administrative expenses in the consolidated statement of operations.
(5) Amortization of other intangible assets is included in general and administrative expenses in the consolidated statement of operations.
(6) Ark’s general and administrative expenses include $33.6 of other underwriting expenses.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
YTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS)
(millions)
(Unaudited)

For the Nine Months Ended September 30, 2026	Ark/WM Outrigger
	Ark	WM Outrigger Re	Kudu	HG Global	Distinguished	WTM Partners	Other Operations	Total
Revenues:
Earned insurance premiums (1)	$1,256.1	$2.7	$—	$24.0	$—	$—	$4.4	$1,287.2
Net investment income (2)	81.5	3.0	60.5	23.4	2.0	—	42.5	212.9
Net realized and unrealized investment gains (losses)	(42.6)	(.1)	66.0	(36.0)	—	—	104.7	92.0
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	—	—	—	—	—	—	(60.4)	(60.4)
Interest income from BAM surplus notes	—	—	—	20.6	—	—	—	20.6
Change in fair value of BAM surplus notes	—	—	—	(16.1)	—	—	—	(16.1)
Commission and fee revenues (1)	—	—	—	—	151.4	—	11.5	162.9
Product and services revenues	—	—	—	—	—	243.3	41.8	285.1
Net gain on sale of the Bamboo Group	—	—	—	—	—	—	2.4	2.4
Other revenues (1) (2)	16.1	—	.4	.2	.3	—	(.1)	16.9
Total revenues	1,311.1	5.6	126.9	16.1	153.7	243.3	146.8	2,003.5
Expenses:
Loss and loss adjustment expenses (3)	612.2	.2	—	—	—	—	.7	613.1
Insurance acquisition expenses (3)	314.7	.9	—	6.3	—	—	1.7	323.6
Cost of sales	—	—	—	—	—	192.8	21.8	214.6
Broker commission expenses	—	—	—	—	62.5	—	—	62.5
Amortization of other intangible assets (4)	—	—	.1	—	20.2	7.6	2.9	30.8
General and administrative expenses (3) (4) (5)	151.4	—	11.7	5.3	101.3	37.8	112.6	420.1
Change in fair value of contingent consideration	71.7	—	—	—	—	—	—	71.7
Interest expense	12.4	—	21.7	11.1	10.5	2.1	2.0	59.8
Total expenses	1,162.4	1.1	33.5	22.7	194.5	240.3	141.7	1,796.2
Pre-tax income (loss)	$148.7	$4.5	$93.4	$(6.6)	$(40.8)	$3.0	$5.1	$207.3
(1) Other Operations’s earned insurance premiums and commission and fee revenues are included in other revenues in the consolidated statement of operations.
(2) Distinguished’s net investment income is included in other revenues in the consolidated statement of operations.
(3) Other Operations’s loss and loss adjustment expenses and insurance acquisition expenses are included in general and administrative expenses in the consolidated statement of operations.
(4) Amortization of other intangible assets is included in general and administrative expenses in the consolidated statement of operations.
(5) Ark’s general and administrative expenses include $111.6 of other underwriting expenses.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
YTD SEGMENT STATEMENTS OF PRE-TAX INCOME (LOSS) (CONTINUED)
(millions)
(Unaudited)

For the Nine Months Ended September 30, 2025	Ark/WM Outrigger
	Ark	WM Outrigger Re	Kudu	HG Global	Distinguished (1)	WTM Partners	Bamboo	Other Operations	Total
Revenues:
Earned insurance premiums (2)	$1,201.7	$62.7	$—	$22.8	$—	$—	$21.7	$19.1	$1,328.0
Net investment income (3)	70.2	6.8	56.7	19.8	.2	—	2.0	24.5	180.2
Net realized and unrealized investment gains (losses) (3)	98.5	(.1)	80.9	20.3	—	—	.5	49.5	249.6
Net realized and unrealized investment gains (losses) from investment in MediaAlpha	—	—	—	—	—	—	—	1.6	1.6
Interest income from BAM surplus notes	—	—	—	22.5	—	—	—	—	22.5
Commission and fee revenues (2)	—	—	—	—	14.1	—	167.2	12.4	193.7
Product and services revenues	—	—	—	—	—	96.8	—	41.9	138.7
Other revenues (2) (3)	10.8	—	1.0	.2	—	—	3.9	1.0	16.9
Total revenues	1,381.2	69.4	138.6	85.6	14.3	96.8	195.3	150.0	2,131.2
Expenses:
Loss and loss adjustment expenses (4)	628.0	24.1	—	—	—	—	15.9	18.8	686.8
Insurance acquisition expenses (4)	272.0	15.5	—	5.9	—	—	8.0	7.0	308.4
Cost of sales	—	—	—	—	—	82.3	—	22.9	105.2
Broker commission expenses	—	—	—	—	5.5	—	56.8	—	62.3
Amortization of other intangible assets (5)	—	—	.2	—	—	2.5	12.0	3.4	18.1
General and administrative expenses (4) (5) (6)	154.0	.1	12.1	2.6	10.2	14.7	57.4	141.1	392.2
Change in fair value of contingent consideration	74.2	—	—	—	—	—	—	—	74.2
Interest expense	12.9	—	18.6	13.4	1.3	.6	7.8	1.7	56.3
Total expenses	1,141.1	39.7	30.9	21.9	17.0	100.1	157.9	194.9	1,703.5
Pre-tax income (loss)	$240.1	$29.7	$107.7	$63.7	$(2.7)	$(3.3)	$37.4	$(44.9)	$427.7
(1) Distinguished’s results are from September 2, 2025, the date of acquisition, through September 30, 2025.
(2) Other Operations’s earned insurance premiums and commission and fee revenues are included in other revenues in the consolidated statement of operations.
(3) Net investment income and net realized and unrealized investment gains (losses) for both Distinguished and Bamboo are included in other revenues in the consolidated statement of operations.
(4) Other Operations’s loss and loss adjustment expenses and insurance acquisition expenses are included in general and administrative expenses in the consolidated statement of operations.
(5) Amortization of other intangible assets is included in general and administrative expenses in the consolidated statement of operations.
(6) Ark’s general and administrative expenses include $108.4 of other underwriting expenses.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA
($ in millions)
(Unaudited)

Ark/WM Outrigger	Three Months Ended September 30, 2026
	Ark	WM Outrigger Re	Elimination	Total
Insurance premiums:
Gross written premiums	$386.0	$(.8)	$.8	$386.0
Net written premiums	$337.9	$(.8)	$—	$337.1
Net earned premiums	$509.6	$(.8)	$—	$508.8

Insurance expenses:
Loss and loss adjustment expenses	$230.1	$—	$—	$230.1
Insurance acquisition expenses	113.4	(.3)	—	113.1
Other underwriting expenses (1)	40.4	—	—	40.4
Total insurance expenses	$383.9	$(.3)	$—	$383.6

Insurance ratios:
Loss and loss adjustment expenses	45.2%	—%	—%	45.2%
Insurance acquisition expenses	22.3	37.5	—	22.2
Other underwriting expenses	7.8	—	—	8.0
Combined Ratio	75.3%	37.5%	—%	75.4%
(1) Included within general and administrative expenses in the consolidated statement of operations.

Ark/WM Outrigger	Three Months Ended September 30, 2025
	Ark	WM Outrigger Re	Elimination	Total
Insurance premiums:
Gross written premiums	$366.4	$3.6	$(3.6)	$366.4
Net written premiums	$283.4	$3.6	$—	$287.0
Net earned premiums	$498.6	$43.6	$—	$542.2

Insurance expenses:
Loss and loss adjustment expenses	$252.4	$2.2	$—	$254.6
Insurance acquisition expenses	92.4	14.4	—	106.8
Other underwriting expenses (1)	33.6	—	—	33.6
Total insurance expenses	$378.4	$16.6	$—	$395.0

Insurance ratios:
Loss and loss adjustment expense	50.6%	5.0%	—%	47.0%
Insurance acquisition expenses	18.5	33.1	—	19.7
Other underwriting expense	6.7	—	—	6.2
Combined Ratio	75.8%	38.1%	—%	72.9%
(1) Included within general and administrative expenses in the consolidated statement of operations.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
($ in millions)
(Unaudited)

Ark/WM Outrigger	Nine Months Ended September 30, 2026
	Ark	WM Outrigger Re	Elimination	Total
Insurance premiums:
Gross written premiums	$2,254.4	$(1.2)	$1.2	$2,254.4
Net written premiums	$1,465.8	$(1.2)	$—	$1,464.6
Net earned premiums	$1,256.1	$2.7	$—	$1,258.8

Insurance expenses:
Loss and loss adjustment expenses	$612.2	$.2	$—	$612.4
Insurance acquisition expenses	314.7	.9	—	315.6
Other underwriting expenses (1)	111.6	—	—	111.6
Total insurance expenses	$1,038.5	$1.1	$—	$1,039.6

Insurance ratios:
Loss and loss adjustment expense	48.7%	7.4%	—%	48.6%
Insurance acquisition expenses	25.1	33.3	—	25.1
Other underwriting expense	8.9	—	—	8.9
Combined Ratio	82.7%	40.7%	—%	82.6%
(1) Included within general and administrative expenses in the consolidated statement of operations.

Ark/WM Outrigger	Nine Months Ended September 30, 2025
	Ark	WM Outrigger Re	Elimination	Total
Insurance premiums:
Gross written premiums	$2,289.2	$83.7	$(83.7)	$2,289.2
Net written premiums	$1,509.6	$83.7	$—	$1,593.3
Net earned premiums	$1,201.7	$62.7	$—	$1,264.4

Insurance expenses:
Loss and loss adjustment expenses	$628.0	$24.1	$—	$652.1
Insurance acquisition expenses	272.0	15.5	—	287.5
Other underwriting expenses (1)	108.4	—	—	108.4
Total insurance expenses	$1,008.4	$39.6	$—	$1,048.0

Insurance ratios:
Loss and loss adjustment expense	52.3%	38.4%	—%	51.6%
Insurance acquisition expenses	22.6	24.8	—	22.7
Other underwriting expense	9.0	—	—	8.6
Combined Ratio	83.9%	63.2%	—%	82.9%
(1) Included within general and administrative expenses in the consolidated statement of operations.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
($ in millions)
(Unaudited)

Kudu	Three Months Ended September 30, 2025	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Twelve Months Ended September 30, 2026
Net investment income (1)	$18.0	$20.7	$56.7	$60.5	$82.5
Net realized and unrealized investment gains (losses)	36.1	(25.7)	80.9	66.0	88.6
Other revenues	.3	—	1.0	.4	.6
Total revenues	54.4	(5.0)	138.6	126.9	171.7
General and administrative expenses	4.7	2.9	12.3	11.8	17.4
Interest expense	6.1	7.4	18.6	21.7	29.0
Total expenses	10.8	10.3	30.9	33.5	46.4
GAAP pre-tax income (loss)	43.6	(15.3)	107.7	93.4	125.3
Income tax (expense) benefit	(1.9)	(6.1)	(12.5)	(34.9)	(46.6)
GAAP net income (loss)	41.7	(21.4)	95.2	58.5	78.7

Add back:
Interest expense	6.1	7.4	18.6	21.7	29.0
Income tax expense (benefit)	1.9	6.1	12.5	34.9	46.6
Depreciation	.1	—	.1	.1	.2
Amortization of other intangible assets	—	—	.2	.1	.2
EBITDA	49.8	(7.9)	126.6	115.3	154.7

Exclude:
Net realized and unrealized investment (gains) losses	(36.1)	25.7	(80.9)	(66.0)	(88.6)
Non-cash equity-based compensation expense	—	—	—	—	.5
Transaction expenses	1.0	—	1.0	1.1	2.0
Adjusted EBITDA	$14.7	$17.8	$46.7	$50.4	$68.6

Adjustment to annualize partial year revenues from participation contracts acquired					2.1
Adjustment to remove partial year revenues from participation contracts sold					(1.4)
Annualized adjusted EBITDA					$69.3

GAAP net investment income (1)					$82.5
Adjustment to annualize partial year revenues from participation contracts acquired					2.1
Adjustment to remove partial year revenues from participation contracts sold					(1.4)
Annualized revenue					$83.2

Net equity capital drawn					$480.6
Debt capital drawn					358.3
Total net capital drawn and invested (2)					$838.9

GAAP net investment income revenue yield					9.8%

Cash revenue yield					9.9%

Return on equity (3)					8.1%
(1) Net investment income includes revenues from participation contracts and income from short-term and other long-term investments.
(2) Total net capital drawn represents equity and debt capital drawn and invested less cumulative distributions.
(3) Return on equity is calculated based on the GAAP net income (loss) divided by the average of Kudu’s beginning and ending GAAP equity.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
(millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Kudu	2026	2025	2026	2025
Beginning balance of Kudu’s participation contracts (1)	$1,344.6	$1,121.1	$1,285.0	$1,008.4
Contributions to participation contracts (2)(3)	.2	51.1	43.5	119.3
Proceeds from participation contracts sold (3)	—	—	(75.1)	—
Net realized and unrealized investment gains (losses) on participation contracts sold and pending sale (4)	1.3	.8	27.8	9.9
Net unrealized investment gains (losses) on participation contracts - all other (5)	(27.0)	35.2	37.9	70.6
Ending balance of Kudu’s participation contracts (6)	$1,319.1	$1,208.2	$1,319.1	$1,208.2
(1) As of June 30, 2025, December 31, 2025 and 2024, Kudu’s other long-term investments also include $6.1, $6.4 and $5.6 related to a private debt instrument.
(2) Includes contributions to new and existing participation contracts.
(3) Includes $3.5 of non-cash contributions to (proceeds from) participation contracts for the nine months ended September 30, 2026.
(4) Includes net realized and unrealized investment gains (losses) recognized from participation contracts beginning in the quarter a contract is classified as pending sale.
(5) Includes net unrealized investment gains (losses) recognized from (i) ongoing participation contracts and (ii) participation contracts prior to classification as pending sale.
(6) As of September 30, 2025, Kudu’s other long-term investments also include $6.2 related to a private debt instrument.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
($ in millions)
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
HG Global	2026		2025		2026		2025
Par value assumed:
Par value of primary market policies assumed (1)		$755.5		$692.9		$1,914.9		$1,860.0
Par value of secondary market policies assumed (1)	173.4		157.5		349.2		348.2
Total par value of policies assumed		$928.9		$850.4		$2,264.1		$2,208.2

Reinsurance premiums:
Gross written premiums from primary market		$15.4		$8.9		$28.4		$29.4
Gross written premiums from secondary market	3.9		7.0		10.2		12.4
Total gross written premiums	19.3		15.9		38.6		41.8
Ceding commission paid	5.7		4.8		11.4		12.5
Total gross written premiums net of ceding commission paid		$13.6		$11.1		$27.2		$29.3

Earned premiums		$8.6		$7.5		$24.0		$22.8

Pricing:
Gross pricing from primary market	204	bps	128	bps	148	bps	158	bps
Gross pricing from secondary market	225	bps	444	bps	292	bps	356	bps
Total gross pricing	208	bps	187	bps	170	bps	189	bps

Total pricing net of ceding commission paid	146	bps	131	bps	120	bps	133	bps

(1) For capital appreciation bonds, par is adjusted to the estimated equivalent par value for current interest paying bonds.

HG Global	As of September 30, 2026	As of June 30, 2026	As of December 31, 2025	As of September 30, 2025
Unearned premiums	$342.5	$331.8	$327.9	$316.3
Deferred acquisition costs	102.0	98.5	96.9	93.2
Unearned premiums, net of deferred acquisition costs	$240.5	$233.3	$231.0	$223.1

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
(millions)
(Unaudited)

Distinguished	September 2, 2025 - September 30, 2025	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2026	Twelve Months Ended September 30, 2026
Commission and fee revenues	$14.1	$55.2	$151.4	$194.0
Other revenues	.2	.8	2.3	3.1
Total revenues	14.3	56.0	153.7	197.1
Broker commission expenses	5.5	22.0	62.5	79.1
General and administrative expenses	10.2	43.3	121.5	158.3
Interest expense	1.3	3.4	10.5	14.3
Total expenses	17.0	68.7	194.5	251.7
GAAP pre-tax income (loss)	(2.7)	(12.7)	(40.8)	(54.6)
Income tax (expense) benefit	—	.7	4.6	7.2
GAAP net income (loss)	(2.7)	(12.0)	(36.2)	(47.4)

Exclude:
Net (income) loss, GrowthCo	1.2	5.6	23.8	32.5
ScaleCo net income (loss)	(1.5)	(6.4)	(12.4)	(14.9)

Add back:
Interest expense	1.3	3.4	10.5	14.3
Income tax expense (benefit)	—	(.7)	(4.6)	(7.2)
Depreciation	.1	.2	.4	.5
Amortization of other intangible assets	—	6.4	20.2	28.0
ScaleCo EBITDA	(.1)	2.9	14.1	20.7

Exclude:
Non-cash equity-based compensation expense	.8	1.6	6.3	7.7
Restructuring expenses	—	.1	.9	.9
Transaction expenses	—	—	—	.5
Software impairment	—	.1	.1	.1
Legal settlement expenses	—	—	.1	.1
ScaleCo adjusted EBITDA	$.7	$4.7	$21.5	$30.0

WHITE MOUNTAINS INSURANCE GROUP, LTD.
SELECTED FINANCIAL DATA (CONTINUED)
(millions)
(Unaudited)

WTM Partners (1)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Twelve Months Ended September 30, 2026
Product and service revenues	$54.0	$106.8	$96.8	$243.3	$290.5
Total revenues	54.0	106.8	96.8	243.3	290.5
Cost of sales	47.1	84.1	82.3	192.8	231.6
General and administrative expenses	7.8	20.1	17.2	45.4	53.1
Interest expense	.3	1.2	.6	2.1	2.4
Total expenses	55.2	105.4	100.1	240.3	287.1
GAAP pre-tax income (loss)	(1.2)	1.4	(3.3)	3.0	3.4
Income tax (expense) benefit	—	(.6)	.2	(1.3)	(1.6)
GAAP net income (loss)	(1.2)	.8	(3.1)	1.7	1.8

Add back:
Interest expense	.3	1.2	.6	2.1	2.4
Income tax expense (benefit)	—	.6	(.2)	1.3	1.6
Depreciation	.3	.5	.6	1.3	1.6
Amortization of other intangible assets	2.5	5.1	2.5	7.6	8.8
EBITDA	1.9	8.2	.4	14.0	16.2

Exclude:
Transaction expenses	.3	.4	3.3	5.0	5.1
Restructuring and integration expenses	—	.2	—	.3	.3
Adjusted EBITDA	$2.2	$8.8	$3.7	$19.3	$21.6
(1) Includes results for periods subsequent to the acquisitions of Enterprise Solutions on April 1, 2025, Basesix on April 1, 2026 and Hawkeye Electric on May 1, 2026.

Regulation G

This earnings release includes non-GAAP financial measures that have been reconciled from their most comparable GAAP financial measures.

•Ark’s tangible book value and growth in tangible book value are non-GAAP financial measures.

Tangible book value is a non-GAAP financial measure derived by adjusting GAAP book value to exclude (i) goodwill and other intangible assets, (ii) the deferred tax liability on other intangible assets and (iii) the contingent consideration liability. The contingent consideration liability represents the estimated fair value of the additional shares that could be earned by management rollover shareholders if and to the extent that White Mountains achieves certain multiple of invested capital return thresholds. If earned, these additional shares would result in a reallocation of economics among Ark’s shareholders, which is reflected in the fair value of the contingent consideration liability recorded by White Mountains, but would have no impact on Ark’s stand-alone book value or tangible book value.

Growth in tangible book value equals the change in tangible book value plus dividends for the period divided by beginning tangible book value.

White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Ark’s enterprise value.

The following table presents the reconciliation of Ark’s GAAP book value to tangible book value.

$ in millions	September 30, 2026	June 30, 2026	December 31, 2025
Ark’s GAAP book value	$1,673.2	$1,615.0	$1,593.9
Less: goodwill and other intangible assets, net (1)	(248.6)	(248.6)	(248.6)
Plus: contingent consideration	400.0	370.0	328.3
Ark’s tangible book value	$1,824.6	$1,736.4	$1,673.6

Year-to-date dividends declared	$50.5	$50.5	$41.5

Quarter-to-date growth in GAAP book value, including dividends:	3.6%	4.4%	(2.1)%
Quarter-to-date growth in tangible book value, including dividends:	5.1%	6.1%	4.0%
Year-to-date growth in GAAP book value, including dividends:	8.1%	4.5%	13.7%
Year-to-date growth in tangible book value, including dividends:	12.0%	6.8%	27.6%
(1) Amounts are net of deferred tax liabilities related to other intangible assets of $43.9.

•Kudu’s EBITDA, adjusted EBITDA, annualized adjusted EBITDA, annualized revenue and cash revenue yield are non-GAAP financial measures.

EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to GAAP net income (loss).
Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate EBITDA. The items relate to (i) net realized and unrealized investment gains (losses) on Kudu’s revenue and earnings participation contracts, (ii) non-cash equity-based compensation expense and (iii) transaction expenses. A description of each item follows:
•Net realized and unrealized investment gains (losses) - Represents net unrealized investment gains and losses recorded on Kudu’s revenue and earnings participation contracts, which are recorded at fair value under GAAP, and realized investment gains and losses from participation contracts sold during the period.

•Non-cash equity-based compensation expense - Represents non-cash expenses related to Kudu’s management compensation that are settled with equity units in Kudu.
•Transaction expenses - Represents costs directly related to Kudu’s mergers and acquisitions activity, such as external lawyer, banker, consulting and placement agent fees, which are not capitalized and are expensed under GAAP.

Annualized adjusted EBITDA is a non-GAAP financial measure that (i) annualizes partial year revenues related to Kudu’s revenue and earnings participation contracts acquired during the previous 12-month period and (ii) removes partial year revenues related to revenue and earnings participation contracts sold during the previous 12-month period.

Annualized revenue is a non-GAAP financial measure that adds the adjustments for annualized adjusted EBITDA to GAAP net investment income.

Cash revenue yield is a non-GAAP financial measure that is derived using annualized revenue as a percentage of total net capital drawn and invested. The most directly comparable GAAP financial measure is net investment income revenue yield, which is derived using GAAP net investment income as a percentage of total net capital drawn and invested.

White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Kudu’s underlying performance. White Mountains also believes that annualized adjusted EBITDA is useful to management and investors in understanding the full earnings profile of Kudu’s business as of the end of any 12-month period. See page 18 for the reconciliation of Kudu’s GAAP net income (loss) to EBITDA, adjusted EBITDA and annualized adjusted EBITDA, and the reconciliation of Kudu’s GAAP net investment income to annualized revenue.

•Distinguished’s ScaleCo net income (loss), ScaleCo EBITDA and ScaleCo adjusted EBITDA are non-GAAP financial measures.

ScaleCo net income (loss) is a non-GAAP financial measure that excludes the results of the GrowthCo vertical, which is consolidated under GAAP, from Distinguished’s consolidated GAAP net income (loss).

ScaleCo EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to ScaleCo net income (loss).

ScaleCo adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those items added back to calculate ScaleCo EBITDA. The items relate to (i) non-cash equity-based compensation expense, (ii) restructuring expenses, (iii) transaction expenses, (iv) software impairment and (v) legal settlement expenses. A description of each item follows:
•Non-cash equity-based compensation expense - Represents non-cash expenses related to Distinguished’s management compensation that are settled with equity units in Distinguished.
•Restructuring expenses - Represents costs related to Distinguished’s corporate restructuring and capital planning activities.
•Transaction expenses - Represents costs directly related to transaction activities at Distinguished, which are not capitalized and are expensed under GAAP.
•Software impairment - Represents expense related to Distinguished’s write-off of capitalized software that is no longer in use.
•Legal settlement expenses - Represents amounts incurred related to legal settlements.

White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating Distinguished’s underlying performance. White Mountains also believes that excluding the results of the GrowthCo vertical, which Distinguished views as an investment in start-up programs, is useful to understanding the underlying performance of Distinguished’s established programs. See page 21 for the reconciliation of Distinguished’s consolidated GAAP net income (loss) to ScaleCo net income (loss), ScaleCo EBITDA and ScaleCo adjusted EBITDA.

•WTM Partners’s EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to GAAP net income (loss). Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate EBITDA. The items relate to (i) transaction expenses and (ii) restructuring and integration expenses. A description of each item follows:
•Transaction expenses - Represents costs directly related to WTM Partners’s mergers and acquisitions activity, such as external lawyer, banker, consulting and placement agent fees, which are not capitalized and are expensed under GAAP.
•Restructuring and integration expenses - Represents costs related to WTM Partners’s corporate restructuring and mergers and acquisitions integration activities.

White Mountains believes that these non-GAAP financial measures are useful to management and investors in evaluating WTM Partners’s underlying performance. See page 22 for the reconciliation of WTM Partners’s GAAP net income (loss) to EBITDA and adjusted EBITDA.

•Total consolidated portfolio return excluding MediaAlpha and total equity portfolio return excluding MediaAlpha are non-GAAP financial measures that remove the net investment income and net realized and unrealized investment gains (losses) from White Mountains’s investment in MediaAlpha. White Mountains believes these measures to be useful to management and investors by showing the underlying performance of White Mountains’s investment portfolio and equity portfolio without regard to White Mountains’s investment in MediaAlpha. The following tables present reconciliations from GAAP to the reported percentages:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total consolidated portfolio return	(0.6)%	2.1%	3.0%	6.6%
Remove MediaAlpha	0.6	(0.1)	0.9	0.2
Total consolidated portfolio return excluding MediaAlpha	—%	2.0%	3.9%	6.8%

Three Months Ended September 30, 2026
Total equity portfolio return	(0.5)%
Remove MediaAlpha	1.3
Total equity portfolio return excluding MediaAlpha	0.8%

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This earnings release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “may,” “could,” “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
•expansion and growth of its business and operations; and
•future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:

•the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s 2025 Annual Report on Form 10-K;
•claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures or cyber attacks;
•recorded loss reserves subsequently proving to have been inadequate;
•the market value of White Mountains’s investment in MediaAlpha;
•business opportunities (or lack thereof) that may be presented to it and pursued;
•actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
•the continued availability of capital and financing;
•the continued availability of fronting and reinsurance capacity;
•deterioration of general economic, market or business conditions, including due to war and war-like actions and outbreaks of contagious disease and corresponding mitigation efforts;
•competitive forces, including the conduct of other insurers;
•changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
•other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this earnings release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.